UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
July 7, 2005

PRO-DEX, INC.
(Commission File Number: 0-14942)
(Exact name of registrant as specified in its charter)

COLORADO
(State or other jurisdiction of incorporation)

84-1261240
(IRS Employer Identification Number)

151 East Columbine Avenue
Santa Ana, California 92707
(Address of Principal Executive Offices)
(714) 241-4411
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including in Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

On July 7, 2005,  Pro-Dex, Inc. issued a news release revising and providing its estimates of financial performance.  A copy of the news release is furnished with this report as Exhibit 99.1 and shall be deemed a part of and incorporated by reference into this Item 2.02 for all purposes.

Item 9.01.       Financial Statements and Exhibits.

(c)  Exhibits

  Number        Description

99.1           Press Release of Pro-Dex, Inc. dated July 7, 2005.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 7, 2004                                                 PRO-DEX, Inc.

By:       /s/  Jeffrey J. Ritchey
            Jeffrey J. Ritchey
            Chief Financial Officer

Exhibit Index

  Number        Description

       99            Press Release dated July 7, 2005